UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

On December 20, 2024, Sherborne Investors Management LP and certain of its affiliates (collectively, “Sherborne”) and Navient Corporation (the “Company”) entered into a second amendment (the “Second Amendment”) to the Nomination and Cooperation Agreement, dated April 14, 2022, as amended by Amendment No. 1 to the Nomination and Cooperation Agreement, dated as of December 14, 2023 (as amended, the “Agreement”). The Second Amendment extends the “Covered Period”, during which certain customary standstill provisions and other terms apply, at least through the earlier of (x) the closing of the Company’s 2025 annual meeting of stockholders and (y) 5:00 p.m. Eastern Time on June 30, 2025.

The Amendment deleted in its entirety Section 5(a) of the Agreement and replaced it with the following:

“(a) This Agreement is effective as of the date hereof and shall remain in full force and effect for the period (the “Covered Period”) commencing on the date hereof and ending on the date that is the earlier of (A) the later of the date that is (i) the earlier of (x) the closing of the 2025 annual meeting of stockholders of the Company and (y) 5:00 p.m. Eastern Time on June 30, 2025, and (ii) the date that is twenty (20) business days following the date the Sherborne Designee ceases to be a member of the Board; and (B) the election to terminate this Agreement by the non-breaching Party, upon a judicial determination that the Sherborne Group or the Company has materially breached any of the terms of this Agreement or the Confidentiality Agreement and has failed to cure any such breach within twenty (20) days of receipt of written notice of such determination.”

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 2 to Nomination and Cooperation Agreement by and among Sherborne Investors Management LP, Newbury Investors LLC, Sherborne Strategic Fund F, LLC, Edward J. Bramson and Navient Corporation, dated December 20, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

	By:	/s/ Matthew Sheldon
		Name:	Matthew Sheldon
		Title:	Senior Vice President & General Counsel

Date: December 26, 2024